RYDEX ETF TRUST

                       SUPPLEMENT DATED SEPTEMBER 24, 2008
                                     TO THE

                           RYDEX ETF TRUST PROSPECTUS
                   (LEVERAGED AND INVERSE SELECT SECTOR ETFS)
                               DATED MAY 20, 2008
                           AND ALL SUPPLEMENTS THERETO

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX ETF TRUST PROSPECTUS DATED MAY 20, 2008 (THE "PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
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         Recent market events,  including the emergency  action announced by the
         Securities and Exchange Commission on September 18, 2008, temporarily prohibiting short sales of shares of certain financial companies, has had the effect of restricting the Adviser's ability to employ certain swaps, futures and options, as well as short sales, in its investment strategy. Consequently, the Adviser has been forced, and may continue to be forced, to implement alternative investment strategies to seek each Fund's investment objective. As a result, during this period of continued market unrest, each Fund is likely to have higher than normal tracking error. Nonetheless, the Adviser will continue to make every effort to seek to achieve each Fund's investment objective, but can give no assurances that it will be able to do so.
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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


ETFSS-1-SUP-0908x0309